Reference No. / Agreement No.協議編號：ZOAM1-41680

ORIX Asia Limited 歐力士(亞洲)有限公司
(A Restricted Licence Bank 有限制持牌銀行)
30th Floor, United Centre, 95 Queensway, Hong Kong 香港金鐘道九十五號統一中心三十樓
Tel 電話: 2862 9268 Fax 傳真: 2527 9688

LEASE AGREEMENT
租賃協議

ORIX Asia Limited proposes to lease the goods to you on the terms and conditions of this lease agreement.
歐力士(亞洲)有限公司 建議以本租賃協議之條款及條件向閣下出租下列租賃貨品。

DETAILS 資料詳情

NAMES 姓名

Name Of Lessee 承租人姓名：B2B Chips, Limited
Address：地址：Unit B, 17/F., Tins Plaza, 2 Tin Hau Road & 3 San On Street, Tuen Mun, N.T.
Hong Kong Identity Card/Passport/Certificate of Incorporation /Business Registration Certificate No. 身分証/護照/公司註冊證/商業登記證號碼: 1051761

Name Of Process Agent (If any)：接收令狀代理人姓名(如有):
Address 地址：
Hong Kong Identity Card/Passport/Certificate of Incorporation /Business Registration Certificate No. 身分証/護照/公司註冊證/商業登記證號碼:

GOODS 貨品

Quantity 數量	General Description 一般說明	Model (Engine) No. 類型 (引擎) 號碼	Serial (Chassis) no. 編號(車架) 號碼	Name of supplier 供應商名字
3 sets 5 sets	NXT II Machine with accessories (M3II x 6 Modules per each NXT II Machine; High Speed Compact Chip Placer XPF-L(Fixed/Clamp x 4 sets & Fixed/Fixed x 1 set)			(Details as per Invoice No.C47-300380 dated on 29 June, 2010 from First Technology China Limited)

Purchase Price：購入價 JPY238,212,840.00
Goods Location：(If different from the address mentioned above) 租賃貨品放置地點(如與以上地址不同)：中國深圳市[illegible] 49號[illegible]電子科技園西區2棟

PAYMENT 付款詳情

Term 期限	Commencement Date 起始日	First Payment Date 首次付款日	Subsequent Payment Date 餘額付款日
36 Month(s) 月	2 Jul 2010	2 Jul 2010	2nd day of each month / quarter 每月/季之第 日

Currency 貨幣	Initial Payment 首次付款	Prepaid Rent 預付租金	Subsequent Rent 往後租金	Option Price 選擇權付款
JPY	JPY40,496,182.00	First 首期 1 Last 末期 0 Totalling JPY5,945,231.00	JPY5,945,231.00	JPY6,000.00

Floating Rate Provisions 浮動利息條款

(1) Floating Rate：浮動利率 % per annum for a 360/365 day year over/below Applicable Interest Rate 高/低於適用利率 Applicable Interest Rate：適用利率：

(2) Calculation Period：計算時段： months 月
(Calculation period shall commence on the commencement of the leasing of the Goods and each subsequent calculation period shall commence on the expiry of the immediately preceding calculation period.)
(計算時段於租賃起首當天開始，隨後的計算時段在上一個計算時段結束後即時開始。)

(3) You shall pay to us on each payment date such amount of rent as we may notify you in writing from time to time.
閣下須於每一付款日期支付本公司不時以書面通知閣下之租金金額。

Overdue Interest Rate: 3 % per month 逾期利率：每月 %

OTHERS 其他

Stipulated Loss Value 所定損失金款額	
1st year 第一年：	JPY191,771,427.00
2nd year 第二年：	JPY129,594,254.00
3rd year 第三年：	JPY63,688,701.00
4th year 第四年：	
5th year 第五年：	

Supplementary Provision 補充條款

COPY

ACCEPTANCE 接受

By signing this lease agreement :
1. **You agree to be bound by it.**
2. **You declare that all the information you have given us is accurate and not misleading and that you are aware that we are relying on it, that you have taken independent professional advice before signing and that you take delivery of the goods as our agent.**
3. **You agree to notify us in writing if you change your address.**
4. **You consent to us giving to any guarantor :**
   - **a copy of this lease agreement (whether signed or unsigned);**
   - **a copy of any reminder or formal demand for overdue payment sent to you in relation to this lease agreement;**
   - **a copy of any notice sent to you under this lease agreement; and**
   - **on request by such guarantor, a copy of the latest statement of account from time to time provided to you in relation to this lease agreement.**
5. **You agree that in the construction and interpretation of this lease agreement the English text prevails and the Chinese version is provided for information only and is not intended to have legal effect.**
6. **You acknowledge that you have read the terms and conditions for this lease agreement and fully understand your obligations contained therein.**

經簽署本租賃協議：
1. 閣下同意受本協議約束。
2. 閣下聲明閣下向本公司提供之一切資料均爲真確及無誤導成份，且閣下亦知道本公司信賴閣下所提供之資料，閣下亦聲明於簽署前已聽取獨立之專業意見，並以本公司代理人身份接收租賃貨品。
3. 閣下同意倘若閣下更改地址，須以書面通知本公司。
4. 閣下同意本公司向任何擔保人提供：
   - 本租賃協議之一份副本(不論經簽署與否);
   - 有關本租賃協議逾期款項發給閣下的任何催繳通知書或正式付款要求書之一份副本；
   - 按照本租賃協議寄予閣下之任何通知之一份副本；及
   - 當擔保人要求時，就本租賃協議不時向閣下提供的最近賬户結單之一份副本。
5. 閣下同意本租賃協議之解釋及詮釋以英文爲準。中文本僅供參考，不具有法律效力。
6. 閣下謹此確認閣下已閱讀附於本租賃協議的條款並完全明白閣下於租賃協議項下之義務。

17 Jun 2010
DATED 日期：
Signed by Lessee :

[signature]

承租人簽署

Signed for and on behalf of ORIX Asia Limited

[signature]

歐力士(亞洲)有限公司代表簽署

Witnessed by 見證人簽署：

[signature]

Name 見證人姓名：
Signed by the dealer of the goods :

租賃貨品經銷商代表簽署

Delivery Note 收貨單：**(to be signed by lessee on delivery of the goods** 由承租人收貨時簽署)
I hereby acknowledge that I have taken delivery of the goods described in the Details and that I am satisfied as to their condition.
茲收到資料詳情內所述之貨品，並經驗明認爲滿意。
Signed by Lessee :

[signature]

承租人簽署

2 Jul 2010
Date 日期：

NOTE: (1) **This lease agreement consists of 2 sections of terms and conditions : General and Details. They should be read together.**
(1) 本租賃協議由兩部分的條款組成：一般條款及條件和資料詳情，兩部分必須一起閱讀及理解。
(2) **This lease agreement will only come into force and become effective when BOTH parties sign this lease agreement.**
(2) 本租賃協議只會在本租賃協議雙方簽署後才生效。

Terms and Conditions-General

Part A - The goods

OWNERSHIP AND INTEREST

1.1 The goods (including all programs, software and/or information used or contained in or necessary for the use of the goods) shall remain our property unless and until you purchase the goods as set out in 18.1. If the goods is a vehicle, the registration number of the vehicle shall form part of the goods.

1.2 Until you purchase the goods, you :
- a) only have a right to use the goods;
- b) must ensure that any replacement part becomes our property;
- c) must at your own cost do all such acts and things as may be necessary, or as we may require, to protect our interest in the goods, including making clear to others that we own them, and must not do or authorize anyone else to do any act or thing which might jeopardize our interest in the goods;
- d) must not remove, change or interfere with any nameplate, identification number, trade mark or any other identification mark affixed on, or attached to, the goods or any part of them. If we ask, you must put plates on them that state that we own them;
- e) must not part with possession of the goods without our consent;
- f) must not assign to another person your interest in or give another person an interest in or any form of security over this lease agreement or the goods, or authorise anyone else to do so, without our consent; and
- g) must not without our consent apply for or obtain any duplicate or counterpart or any document of title, licence or certificate of registration relating to the goods.

1.3 We may enter into this lease agreement as principal or agent. We may also transfer the goods or our interest in this lease agreement, or give another person an interest in or form of security over either of them, without getting your consent. You agree that we may disclose any information or documents we consider necessary to help us exercise this right.

DELIVERY AND INSTALLATION

2.1 You are responsible for :
- a) obtaining the goods; and
- b) having them delivered and installed; and
- c) having them put in good working order.

2.2 We will be taken to have delivered the goods to you and you will be taken to have accepted them when you obtain them under 2.1(a).

2.3 You acknowledge that you have requested us to pay a sum to the supplier/dealer of the goods to purchase the goods, whose receipt shall be full and sufficient discharge to us of our liability to make such payment. You further acknowledge and agree that if such supplier/dealer receives from us in total (including any deposit or initial payment made by us in respect of the goods) a sum which is in excess of the purchase price of the goods (as specified in the Details) payable by you, such supplier/dealer of the goods will be deemed to be your agent to receive such excess amount from us and we shall have no responsibility to check or ensure that any excess amount is being paid by such supplier/dealer of the goods to you.

2.4 You must not attach the goods to any property without our consent. If they are attached to land, they do not become fixtures and we can still remove them in accordance with this lease agreement. If we ask, you must do your best to obtain from the owner of any land on which the goods are installed, placed or kept a waiver of any rights it might have over the goods.

2.5 You must not give another person an interest in or any form of security over any premises where the goods may be placed or kept, or authorise anyone else to do so, without our consent. Our consent shall only be given if the document granting the interest or security contains a declaration from the interest or security holder (as the case may be) acknowledging that the goods are our property and that such interest or security holder (as the case may be) shall neither have nor acquire any interest in the goods.

RE-LOCATION

3. Without our written consent, you shall not remove the goods from the location as specified in the Details.

USE

4.1 You must use the goods for the purpose for which they are designed and not use them for any other purposes.

4.2 You must ensure that the goods are used in accordance with the supplier's instructions and recommendations and in compliance with all laws that apply to the goods or their use.

4.3 You must only permit the goods to be used by a person qualified to do so.

4.4 You must obtain and maintain at all times all licences and registrations required by law in connection with the goods or their use. You must give us all documents of title, licences and certificates of registration relating to the goods and a blank signed transfer form in relation to them. Where the context permits a reference to "goods" in this agreement includes a reference to any such documents of title, licences or certificates of registration.

4.5 We cannot interfere with your use of goods unless this lease agreement allows us to do so.

MAINTENANCE

5.1 You must take proper care of the goods and keep them in good working order and in good repair at your own cost.

5.2 You must ensure that the goods are serviced and maintained in accordance with the supplier's specifications and our or any insurer's reasonable requirements.

5.3 If you fail to comply with 5.1 or 5.2, we shall be entitled to take possession of the goods in order to carry out any necessary repair or maintenance on the goods. You must reimburse us for our reasonable costs of doing so and, until such reimbursement has been made in full to us, we shall be entitled to keep the goods in our possession.

5.4 You must not say or imply that we will pay for any work required to be done to the goods. You must punctually pay all maintenance cost and expenses and keep the goods free from any distress, execution or other legal process.

ACCESS

6.1 You must allow us or our representatives at any reasonable time to enter the place where the goods are to :
- a) inspect their condition; or
- b) check whether the terms of this lease agreement are being complied with; or
- c) exercise any of our rights under this lease agreement.

6.2 We must give you reasonable notice of entry.

LOSS OR DAMAGE

7.1 You must tell us immediately if the goods are :
- a) stolen; or
- b) lost; or
- c) destroyed; or
- d) damaged to such an extent that you or the insurer decides that repair is impractical or uneconomic.

7.2 We are entitled to receive all amounts which have been paid or are payable to you by any insurer or other person because any of the matters in 7.1 happens. If you receive those amounts, you hold them on trust for us.

7.3 You must instruct the insurer with which an insurance policy in respect of the goods is taken out to pay all monies payable under the policy to us.

7.4 If any of the events set out in 7.1 occurs, in addition to any rent instalment or other amounts due on that date, you must pay to us immediately upon demand:
- a) a sum equal to the aggregate amount payable to us under 20.3(c) and (d); less
- b) any money we have received from the insurer or any other person as a result of the happening of any of the matters in 7.1.

7.5 This lease agreement terminates when you make payment under 7.4.

7.6 If we receive money from the insurer or any other person after you have paid us the amount due under 7.4, we will refund to you, up to the amount you paid us, the amount we receive less all money then payable by you under this lease agreement.

7.7 If we determine that the goods are damaged but not to the extent that 7.1(d) applies, you must restore them to the condition they were in before they were damaged and any insurance proceeds or any monies recovered from a third party if such party is responsible for causing the damage shall be applied in making good the damage.

7.8 If any of the events in 7.1 occurs, you must not compromise any claim without our consent. You must allow us to take over the conduct of any negotiation in connection with 7.1 and take such proceedings in your sole name or jointly with us as we direct at your own expenses.

7.9 You must pay to us all sums recovered from the third party causing damage to the goods and all monies received under any insurance policy taken out by you in respect of the goods.

Part B - Rent, costs and other amounts

RENT

8.1 You must pay the rent instalments on the payment dates in accordance with the Details and in a way previously approved by us. Once paid, these amounts are not refundable for any reason.

8.2 If your rent instalments are due on the 29th, 30th or 31st of a month, and a particular month does not have that date, you must pay your rent instalment on the last day of that month.

8.3 If rent instalments under this lease agreement are specified in the Details as floating rate payments, we shall inform you of the amount of each instalment prior to its due date and the length of each interest period will be as specified in the Details or as otherwise agreed between us.

8.4 If at any time the best lending rate or HIBOR or LIBOR (as the case may be) changes, we may at any time by notice in writing to you vary the amount of the remaining rent instalments payable under this lease agreement to reflect the relevant change in the best lending rate or HIBOR or LIBOR (as the case may be) and each rent instalment shall be applied towards the notional principal and interest components of such rent instalment as we shall from time to time determine.

DUTIES, TAXES, FEES AND CHARGES

9. You must pay us when we ask you for it for all our reasonable costs on an indemnity basis incurred in connection with, and all stamp and other duties, fees, fines, penalties, taxes and charges payable in connection with :
- a) our purchase of the goods;
- b) this lease agreement or the use or operation of the goods;
- c) any payment, receipt or other transaction arising out of our purchase of the goods or this lease agreement (including all packing, crating, freight and other transportation charges); and
- d) locating, repossessing, recovering or restoring the goods or collecting any payment under the lease agreement or otherwise in procuring the due performance of your obligations under this lease agreement and/or the obligations of the guarantor or security provider (including without limitation legal cost and expenses).

NO DEDUCTIONS FROM PAYMENTS

10.1 You must not withhold any payment under this lease agreement, or make a deduction from it for any reason including :
- a) if the goods are damaged, do not operate, or are not in your possession; or
- b) if you claim to have a set-off, counterclaim, or other right against us or any other person.

10.2 If you are required by law to make a deduction from any payment due to us, you must pay us an additional amount so that, despite the deduction, we receive the full amount due to us. If practicable we must rebate to you any tax credit we receive as a result of you making a deduction.

OVERDUE PAYMENTS

11.1 You must pay interest calculated on daily balances on any amount which you do not pay on time for the period it is unpaid.

11.2 The rate of interest applying to each daily balance is specified in the Details.

11.3 Each month (or any other periods we choose), we may add to the amount you owe us any interest payable under 11.1 which is overdue (this is known as 'capitalising' or 'compounding' the interest). You will then be liable for interest under 11.1 on the total amount.

11.4 You must pay all interest payable under 11.1 or 11.3 when we specify.

11.5 Your obligation to pay an amount on the date it becomes due is not affected by 11.1-11.4.

11.6 If any amount you must pay under this lease agreement becomes merged in a court order, you must pay interest on that amount as a separate obligation. The interest is payable from the date we first ask you for the amount until that amount is paid. This obligation is not affected by the court order. The rate is the rate specified in 11.2 or the rate specified in the court order, whichever is higher.

INDEMNITIES

12.1 You fully indemnify us against any liability or loss arising from and any costs (including those associated with funds borrowed, contracted for or used to fund any amount payable by us in connection with our purchase of the goods or this lease agreement and legal fees and expenses) incurred in connection with :
- a) our exercising a right under this lease agreement (including reasonable fees for appointing debt collectors and taking legal proceedings to enforce this lease agreement on an indemnity basis); or
- b) our doing anything you should have done under this lease agreement; or
- c) you not doing what you should have done under this lease agreement; or
- d) our having to seize or repossess or store the goods (including rents paid to the owner of the premises where the goods are repossessed, whether such rents were incurred before or after the termination of this lease agreement); or
- e) our owning the goods (including registering our interest as owner); or
- f) property being damaged directly or indirectly by the goods or their use; or
- g) the goods or any part of them being lost or damaged for whatever cause and whether or not such loss or damage results from your negligence, fraud or default; or
- h) actions, proceedings, claims or demands for patent, for trademark or copyright infringement, for strict liability, or for any other reason being made against us in connection with the goods or their operation (including those arising by reason of the transport of the goods from or to, or their installation or pesence in or upon, any place, or their use or misuse, whether or not due to any act or omission on your part); or
- i) this lease agreement terminating before the end of the term. Notwithstanding our rights under other provisions in the lease agreement, our loss under this paragraph (i) may include an amount we call "break costs", which are an amount equal to our reasonable estimate of our loss arising as a result of a termination referred to in this paragraph (i),

except where the same results from our gross negligence, fraud or wilful default.

12.2 Each indemnity is a continuing obligation, separate and independent from your other obligations. It continues after this lease agreement ends or is terminated. It is not necessary for us to incur expense or make a payment before we enforce a right of indemnity.

12.3 Without prejudice to the generality of 12.1, you acknowledge that you may become liable to pay us additional amounts under 12.1 when this lease agreement is terminated under any of the circumstances described in 7.1, 18.1, 20.1 or 20.2. The early

A部份 - 租賃貨品

所有權及權益

1.1 租賃貨品（包括所有使用租賃貨品時所運用到的或包含的或必須的程式、軟件及／或資料）屬本公司財物，除非及直至閣下如18.1所述購入租賃貨品。如果租賃貨品是車輛，該車輛的車牌將會視作租賃貨品的一部份。

1.2 直至閣下購入租賃貨品之前，閣下：
- a) 對租賃貨品只享有使用權；
- b) 必須確保任何更換零件均成為本公司之財物；
- c) 必須自費進行所有可能必須或本公司可能要求的行為及事宜，以保障本公司對租賃貨品所有之權益，包括向他人清楚表明本公司為租賃貨品之所有人，並不得作出或批准任何人作出可能危及本公司對租賃貨品的權益的任何行動或事宜；
- d) 不得除去、更改或干擾附貼或隨附於租賃貨品或任何部份的任何名牌、識別號碼、商標或任何其他識別標誌。如果本公司要求，閣下須將說明本公司為租賃貨品所有人之名牌放置於租賃貨品之上；
- e) 未經本公司同意，不得放棄管有租賃貨品；
- f) 未經本公司同意，不得轉讓給其他人士閣下對本租賃協議或租賃貨品的權益或將閣下對本租賃協議或租賃貨品之權益給與他人或以本租賃協議或租賃貨品向他人作任何形式之擔保或授權任何人士作出該等行為；及
- g) 未經本公司同意，不得申請或取得任何與租賃貨品有關之所有權文件、牌照或登記證或該等文件之任何複本或副本。

1.3 本公司可以以當事人或代理人身份訂定本租賃協議。本公司亦可轉讓租賃貨品或本公司於本租賃協議之權益，或將租賃貨品或本公司於本租賃協議之權益給與他人，或向他人以租賃貨品或本公司於本租賃協議之權益作擔保，而無須得到閣下同意。閣下同意本公司可披露任何本公司認為有助本公司行使此權利之資料或文件。

交送及安裝

2.1 閣下須負責：
- a) 取得租賃貨品；及
- b) 安排租賃貨品的交送及安裝；及
- c) 使租賃貨品運作良好。

2.2 當閣下如2.1(a)所述取得租賃貨品，本公司即被視為已將租賃貨品交送予閣下而閣下則被視為已接受租賃貨品。

2.3 閣下承認閣下曾要求本公司支付一筆款項給租賃貨品供應商/經銷商以購買租賃貨品，而其收取該款項將會被視作完全及充分解除本公司的支付義務。閣下進一步承認及同意如果該供應商/經銷商收取本公司所付款項的全數（包括任何本公司有關租賃貨品支付的訂金或初步付款）多於閣下應付的租賃貨品購入價（根據資料詳情所述），該租賃貨品供應商/經銷商會視為閣下的代理以收取本公司該筆額外的款項，本公司並沒有責任去查詢或確保閣下已收到該額外款項。

2.4 未經本公司同意，閣下不得將租賃貨品附於任何財產之上。倘若附於土地之上，租賃貨品不會成為固定附物，而本公司仍可根據本租賃協議取走租賃貨品。如果本公司要求，閣下須盡閣下所能向安置、放置或保留租賃貨品之土地之所有人取得該所有人放棄其對租賃貨品可能擁有之任何權利之證明。

2.5 未經本公司同意，閣下不得給予其他人士或批准任何人士給予其他人士有關放置或保留租賃貨品的所處的權益或對其設定任何方式的抵押。只有當賦予有關權益或抵押（視屬何情況而定）的文件附有承認租賃貨品是本公司的財產及該權益擁有人或抵押權人（視屬何情況而定）將不會擁有或取得任何有關租賃貨品的權益的聲明，本公司才會對該等文件作出同意。

改變地點

3. 未經本公司書面同意，閣下不得將租賃貨品從根據資料詳情所述的所在處遷離。

使用

4.1 閣下必須以租賃貨品本身設計之用途使用租賃貨品，不得將其用於其他用途。

4.2 閣下必須確保租賃貨品的使用是按照供應商之指示及建議，並符合有關租賃貨品及其使用之一切法律規定。

4.3 閣下必須只准許合符有關資格的人士使用租賃貨品。

4.4 閣下必須於任何時間取得及保持一切與租賃貨品及其使用有關之法律所要求的牌照及登記。閣下必須將一切與租賃貨品有關之所有權文件、牌照及登記證及一份已簽署及留空待填並以本公司或本公司指定之一名人士為受讓人之轉讓書提供給與本公司。於文義許可之情況下，本協議中提及之「租賃貨品」包括任何上述所有權文文件、牌照或登記証。

4.5 除非本租賃協議許可，本公司不得干涉閣下對租賃貨品之使用。

保養

5.1 閣下必須自費妥善處理租賃貨品，並將其運作及保養狀況保持良好。

5.2 閣下必須確保租賃貨品按照供應商之規格及本公司或任何保險商之合理要求得到維修及保養。

5.3 如果閣下未能遵守5.1或5.2，本公司將有權接管租賃貨品並對租賃貨品進行任何必須的維修或保養。閣下必須向本公司此所補償有關支付的合理費用，並直至向本公司作出上述全額的補償為止，本公司將有權保留租賃貨品。

5.4 閣下不可聲言或暗示本公司會支付任何租賃貨品所須的工序。閣下必須準時支付所有維修保養費用及支出，並確保租賃貨品不受任何扣押、執行或其他法律程序的影響。

進入

6.1 閣下必須容許本公司或本公司代表於任何合理時間進入放置租賃貨品之地方，以：
- a) 檢查租賃貨品之狀況；或
- b) 查核閣下有否遵守本租賃協議之條款；或
- c) 行使本租賃協議賦予本公司之任何權利。

6.2 本公司於進入該等地方前必須事先向閣下發出合理之通知。

遺失或損毀

7.1 如租賃貨品出現下列情況，閣下必須即時通知本公司：
- a) 失竊；或
- b) 遺失；或
- c) 毀壞；或
- d) 損壞至閣下或保險商認為不可能或不值得修理之程度。

7.2 如果任何保險商或其他人士因發生上文7.1所述的任何情況而已向或須向閣下付出款項，本公司有權接受該全部款項。如果閣下接收該款項，則只代本公司託管。

7.3 閣下必須指示有向其就租賃貨品投保的保險商將根據該保險單所有應付的款項全數付予本公司。

7.4 如果發生上文7.1所述任何情況，除於該日應該支付之任何租金分期款額或其他款項之外，閣下必須應本公司要求即時向本公司支付：
- a) 一筆金額相等於根據20.3(c)及(d)合共應支付給本公司的款項；減去
- b) 本公司由於上文7.1所述之情況的發生而從保險商或任何其他人士收取之任何款項。

7.5 當閣下按照7.4所述支付款項，本租賃協議即告終止。

7.6 若在閣下按照7.4所述而向本公司支付款項之後本公司從保險商或任何其他人士收取付款，本公司將退還給閣下本公司收到之款額減去根據本租賃協議閣下所須支付款額的餘款，惟退還款項金額最高為閣下已支付本公司之金額。

7.7 如果本公司認為租賃貨品所受到的損壞程度未達7.1(d)適用之情況，閣下須將租賃貨品還原至其未受損壞前的之狀況，並將任何保險收益或從任何第三者收取的金錢(而該第三者須對造成損壞負責)用於修理損壞。

7.8 如果發生7.1所述的任何情況，未經本公司同意，閣下不可對任何索賠作出妥協。閣下必須同意本公司接手進行與7.1有關之談判，並按閣下自己單獨的名義或聯同本公司及根據本公司的指示提出訴訟，費用由閣下負責。

7.9 閣下必須支付給本公司所有從對租賃貨品造成損壞的第三者索取的所有款項及所有閣下就有關租賃貨品的保險所收取的款項。

B部份 - 租金、費用及其他款項

租金

8.1 閣下須以經本公司批准的方法並依照資料詳情於付款日繳交分期租金款額。該等款項一經繳交，不論任何原因，不得退還。

8.2 如果閣下之分期租金款額須於一個月之二十九、三十或三十一日到期支付，而某一月份並無該日，閣下須於該月之最後一日支付分期租金款額。

8.3 如本租賃協議所載述的分期租金款額按資料詳情是以浮息付款方式支付，本公司將在到期前通知閣下每次分期付款的款額，而每個息期的長短將在資料詳情列明，或由閣下與本公司另行商定。

8.4 如任何時間最優惠利率或同業拆息率或倫敦同業拆息率（視屬何情況而定）改變，本公司可於任何時候經書面通知閣下更改依照本租賃協議所須支付的剩餘的分期租金款額的金額以反映最優惠利率或同業拆息率或倫敦同業拆息率（視屬何情況而定）的有關改變及每一分期租金款額將會用於不時由本公司就該分期租金所設定的假定本金及利息成份。

關稅、稅款、費用及收費

9. 如果本公司要求，閣下必須以彌償基準向本公司支付因下列事項引致的所有合理費用及一切印花稅及其他關稅、費用、罰款、罰金、稅款及收費：
- a) 本公司購入租賃貨品；
- b) 本租賃協議或租賃貨品之使用或操作；
- c) 因本公司購入租賃貨品或因本租賃協議引起之任何付款、收取款項或其他交易（包括所有包裝、裝入、運送及其他運輸費用）；及
- d) 尋找、收回、尋回或還原租賃貨品或收集任何按照本租賃協議的付款或以其他方式促使閣下按照本租賃協議履行閣下的責任及/或擔保人或抵押提供者的責任（包括但不限於法律費用和支出）。

不得從付款中扣除

10.1 閣下不得以任何理由，包括下列理由，預扣任何按本租賃協議應付之款項或扣除其中任何部份：
- a) 租賃貨品受到損壞、不能操作、或非由閣下管有；或
- b) 閣下聲稱對本公司或任何其他人士可作抵銷、反索賠或擁有其他權利。

10.2 如果閣下根據法律規定須從應付予本公司之任何款額中作出扣除，閣下須向本公司繳交額外款項，以確保即使作出以上扣除，本公司仍可收到應收之全數金額。由於閣下作出上述扣除，如切實可行，本公司須從本公司收到之任何稅額抵免中對閣下作出回扣。

逾期付款

11.1 閣下須就閣下未能準時支付之任何款項支付逾期未付期間按日計算之利息。

11.2 按日計算之息率依照資料詳情所指定的計算。

11.3 每月(或本公司選擇之任何其他期間)，本公司可將任何根據11.1應付給本公司而逾期未付之利息加於閣下欠償本公司之款額之上(稱為「資本化」或「複利」)。屆時，閣下須就該款額根據11.1支付利息。

11.4 閣下必須於本公司指定時間支付根據11.1或11.3須付之一切利息。

11.5 閣下於到期付款日付款之義務不受11.1至11.4的影響。

11.6 如果閣下根據本租賃協議所須付之任何款項受法庭下令須作合併，閣下必須支付該款項之利息，並將此作為一獨立之義務。利息由本公司首先要求閣下支付款項之日起計算至款項被清付之日為止。此義務不受法庭命令影響。息率是根據11.2所述或法庭命令決定，以較高者為準。

保證賠償

12.1 閣下保證賠償一切本公司由下列原因引起之任何責任或損失及與下列原因有關而引致之全部費用(包括借用、訂定合同、或用來資助本公司因購進租賃貨品或有關本租賃協議而須支付之任何款項及法律費用及支出)：
- a) 本公司根據本租賃協議行使權利（包括任命債款追收代理及以彌償基準採取法律訴訟以強制執行本租賃協議的合理費用）；或
- b) 本公司作出根據本租賃協議應由閣下作出之任何事宜；或
- c) 閣下未有作出根據租賃協議閣下應該作出之事宜；或
- d) 本公司須沒收或收回或保管租賃貨品（包括支付給被收回租賃貨品處所業主的租金，無論該租金是在本租賃協議終止前或後招致的）；或
- e) 本公司擁有租賃貨品(包括登記本公司作為所有人之權益)；或
- f) 租賃貨品或其使用直接或間接引致財物受損；或
- g) 租賃貨品或其任何部份因任何原因遺失或損壞，無論該遺失或損壞是否因閣下的疏忽、欺詐或失責而造成；或
- h) 與租賃貨品或其操作有關而向本公司發出因專利、商標或版權侵犯、嚴格法律責任或其他理由引起之法律行動、程序、索賠或要求（包括因運輸租賃貨品而引起的，或其安裝或其存在於任何地方，或其使用或其不當使用，無論是否因閣下任何的行動或忽略而引起的）；或
- i) 本租賃協議於其所載期限完結之前終止。不管本公司按照本租賃協議其他條款享有的權益，就本(i)段而言，本公司之損失包括一項被本公司稱為「中斷費用」之款項，其金額相等於本公司合理估計本公司由於本(i)段所述協議終止所引起之損失之金額，

但若因本公司的嚴重疏忽、欺詐或故意失責引致的除外。

12.2 每項保證賠償均為一持續之義務，與閣下其他之義務分開獨立存在，並於本租賃協議完結或終止之後仍然存

14.2 The insurances must :

a) be in a form and substance and with an insurer satisfactory to us; and

b) note our interests as owner of the goods.

and the original insurance policy should be deposited with us for custody.

14.3 You must not :

a) do anything, or fail to do anything, which would allow the insurer to refuse or reduce a claim; or

b) vary the insurances without our consent; or

c) enforce, conduct, settle or compromise any claim without our consent.

14.4 You must produce evidence of the taking out of the insurance policies and payment of premia when we ask for them.

14.5 If you fail to produce to us evidence that you have taken out insurance required under this lease agreement or that you fail to pay the insurance premium payable thereunder, we may (but shall not be bound to) pay such premium and if we do, you shall, when we ask, repay the amount of premium paid to us immediately.

Part D - Your other duties and obligations

15.1 You must give us any information we ask for about :

a) your financial position; or

b) the goods or insurances relating to them; or

c) if we ask, the original or certified copy of documents in relation to 15.1(a) and (b).

15.2 If you are a company, you must give us a copy of your audited profit and loss account and balance sheet for each financial year within 180 days of the end of that year.

15.3 You must comply with the supplemental provisions set out in the Details.

16.1 Anything which you must do under this lease agreement must be done at your cost.

16.2 Anything which you must do under this lease agreement (including without limitation as to the payment of rentals or other sums) must be done, notwithstanding the following:

(i) that the goods are defective or deficient; or

(ii) that the goods fail to comply with the warranties or representations of the seller or the manufacturer; or

(iii) that the goods or any part of them are lost, stolen, damaged or destroyed; or

(iv) that there are any changes in law or circumstances of any nature whatsoever,

unless any of the same results from our own gross negligence, fraud or wilful default.

17. You must ensure that :

a) you do not become insolvent;

b) you or another person who provides a guarantee or security is not in default under that security;

c) you pay on time any amount due under any agreement you have with us and do not do anything under any other agreement you have with us entitling us to terminate it;

d) you or another person gives us correct and not misleading information in connection with this lease agreement or a guarantee or security;

e) your financial position and the financial position of any guarantor or security provider does not deteriorate so that in our reasonable opinion your ability to meet your obligations under this lease agreement or the ability of any guarantor or security provider to meet its obligations under any guarantee or security is materially adversely affected;

f) no change of control in you occurs without our consent.

Part E - You may purchase the goods

18.1 You may terminate this lease agreement and purchase all of the goods from us at any time by:

a) telling us in writing, at least 10 business days before you want to purchase the goods, that you intend to purchase the goods; and

b) paying to us :

i) all rent instalments which are still to fall due under this lease agreement (if the floating rate provisions in the Details apply, then, instead of paying us rent instalments which are still to fall due (which cannot be calculated) you will pay us an amount equal to the unpaid principal element of all rent instalments which are still to fall due under this lease agreement (as determined by us) plus an early termination fee) and the option price; and

ii) all other money owing by you to us under this lease agreement (including any outstanding rent instalments, any rent instalments due on the date of payment and other payments due up to and on that date).

18.2 When you pay us the amounts in 18.1(b) and if you have done everything you should have done under this lease agreement, you will become the owner of the goods.

Part F - What happens at the end of the lease agreement?

19.1 At the end of the term, you must either purchase the goods by paying us the option price and all other money owing by you under this lease agreement under 18 or return the goods.

19.2 If you return the goods you must on the last day of the Term :

a) return the goods to us in good working order, and in good repair to a place we nominate; and

b) pay us all other money owing by you under this lease agreement.

Part G - What happens if you repudiate this lease agreement?

20.1 We may immediately terminate this lease agreement if :

a) you fail to pay any money due on time as required by this lease agreement; or

b) you fail to do what you have to do under 14; or

c) you abandon the goods (which includes purporting to return them to us before the end of the Term without our written consent); or

d) your conduct, in our reasonable opinion, indicates that you no longer intend to be bound by this lease agreement; or

e) we believe you or another person has acted fraudulently in connection with this lease agreement or a guarantee or security; or

f) you or any guarantor or security provider do not comply with any terms or provisions of this lease agreement or a guarantee or a security; or

g) you fail to comply with any terms or provisions of any other lease/lease agreement entered into between you and us; or

h) any representation or warranty made or implied under this lease agreement or a guarantee or a security proves to have been incorrect in a material manner or would, if repeated at any time, prove to be incorrect in a material manner at that time; or

i) you fail to comply with 17; or

j) you are in breach of any material provisions of any other agreements between you and us; or

k) in our reasonable opinion there has been a material adverse change in your and/or any guarantor's or security provider's respective financial positions or management or in the general operation of your and/or any guarantor's or security provider's businesses or a change in your and/or any guarantor's or security provider's ownership structure; or

l) our ownership of the goods or any part of them is contested in any legal proceedings; or

m) any judgment against you and/or any guarantor or security provider remains unsatisfied for more than 7 days or a distress or execution is threatened against or levied on any of your and/or any guarantor's or security provider's properties or assets; or

n) you and/or any guarantor or security provider do not repay indebtedness owing to your or its creditors as they become due and for 7 days thereafter; or

o) a statutory demand or a bankruptcy petition is made against you and/or any guarantor or security provider or a winding-up petition is made against you and/or any guarantor or security provider.

20.2 This lease agreement automatically and without notice to you terminates immediately :

a) if you and/or any guarantor or security provider stop payment to creditors generally or are unable to pay your or its debts as they fall due or enter into any composition or other arrangement with your or its creditors generally or commit any other act of bankruptcy; or

b) if you and/or any guarantor or security provider become insane or die or any order is made by any competent court or other appropriate authority or any declaration or resolution is made or passed by you and/or any guarantor or security provider for bankruptcy or winding-up or for the appointment of a liquidator, receiver or trustee of all or a substantial part of your assets and/or assets of any guarantor or security provider; or

c) if the landlord, owner or mortgagor of any premises on or in which the goods are kept or stored takes or threatens to take any steps to distrain upon or exercise any other rights or claimed rights over the goods.

20.3 Upon termination of this lease agreement pursuant to 20.1 or 20.2, you must immediately :

a) return the goods to us in good working order, and in good repair to a place we nominate at your own expense; and

b) give us any certificates of registration relating to them and a blank signed transfer form in relation to those certificates; and

c) pay us all outstanding rent instalments (if the floating rate provisions in the Details apply, then instead of paying us rent instalments which are still to fall due under this lease agreement (which cannot be calculated) you will pay us an amount equal to the unpaid principal element of all rent instalments which are still to fall due under this lease agreement (as determined by us)), any rent instalments due on the day we give you this notice, the early termination fee and other payments due up to and on that day (including without limitation interest on overdue rent instalments, all costs and expenses reasonably incurred by us as set out in 21 below and legal costs and expenses reasonably incurred by us in enforcing this lease agreement on an indemnity basis); and

d) reimburse and pay us the full amount of all commissions, fees or other remuneration paid by us to any broker, agent, dealer or other person who introduced you to us or us to you for the purpose of this lease agreement.

20.4 Upon termination of this lease agreement pursuant to 20.1 or 20.2, we may immediately repossess the goods (for which purpose you expressly and irrevocably authorise us to enter in or upon any land or buildings on or in which the goods are or are believed by us to be situated) to the intent that if you are then in possession of the goods, the possession is without our consent.

Part H - What happens when the goods are returned?

21.1 As soon as practicable after any goods are returned to us under 19.2 or 20.3 we are not obliged and may, at our sole discretion either :

a) offer them for sale at a public auction or by private treaty or in whatever other way we deem fit at the best price reasonably obtainable and we need not include any warranty on the condition or suitability of the goods or our title to them; or

b) attempt to re-let them; or

c) have a professional dealing in property of the same type as the goods assess their current market value.

21.2 We may sell the goods with any registration plates attached to them. You release us from any claim you may have against us for doing so (even if the registration plates are non-transferable).

21.3 You agree that we are not liable for any claims relating to any articles or property left in or attached to the goods when repossessed by us.

21.4 You further agree that we are not liable for any damage to or loss of any program, software and/or information caused by or sustained during or as a consequence of repossession of the goods pursuant to 20.1, 20.2 or 26.2 or otherwise provided not caused by our fraud, gross negligence or wilful default.

Part I - What you acknowledge in entering into this lease agreement

ABOUT THE LEASE AGREEMENT

22. You represent, acknowledge and agree that :

a) (if you are a company) you are validly existing as a legal entity under the laws of the jurisdiction in which you are incorporated and you have full capacity and legal right to own your property and assets, have full power and authority to enter into and perform your obligations under this lease agreement and to consummate the transactions contemplated by this lease agreement and is duly qualified to do business in each jurisdiction where failure to qualify would have material effects on your business or operations;

b) you have taken all necessary action so that the execution, delivery and performance of this lease agreement and the consummation of the transactions contemplated by this lease agreement have been duly authorised; and

c) the execution, delivery and performance of this lease agreement and the consummation of the transactions contemplated by this lease agreement do not:

(i) require the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of, any governmental, fiscal, exchange control or regulatory body or agency to which you are subject or any other person; and

(ii) contravene any law or regulation or order binding on you or your constituent documents or contravene the provisions of, or constitute a default under, any other agreement by which you are bound or result in the creation of any security interest upon your property; and

d) this lease agreement constitutes legal, valid and binding obligations on your part enforceable in accordance with its terms subject to equitable principles and insolvency law; and

e) you have not relied on our skill or judgment in deciding to enter into this lease agreement and any related documents; and

f) we are entitled to complete blanks in this lease agreement and other documents in relation to the goods and we may vary particulars of the goods in the Details if they have been incorrectly completed or they change and we will notify you of such variation as soon as reasonably practicable; and

g) unless you have told us otherwise, you do not enter into this lease agreement as trustee of any trust or settlement; and

h) we may disclose details of any agreement between you and us to any credit reference bureau or agency, bank, credit card company or entity which provides financial services and agree that any of those entities may use that information in the course of their business.

ABOUT THE GOODS

23. You acknowledge that :

a) you alone are responsible for examining the goods before accepting them and for satisfying yourself with them, including :

i) their compliance with their descriptions; and

ii) their condition, suitability and fitness for your purposes; and

iii) the validity of any manufacturer's, dealer's, or supplier's warranties or guarantees, and entitlements to patents; and

b) we have not made any representation, warranty or undertaking about the age or condition or quality or merchantability of the goods, their suitability or fitness for your purposes, or their safety and we are not liable for any representation, warranty or undertaking made by us in relation to the goods; and

c) you are responsible for obtaining and maintaining at all times all licences or registrations required by law in connection

C部份 - 保險

14.1 閣下必須於任何時間候爲租賃貨品購買保險以保障因火警、盜竊或意外及其他風險而對租賃貨品造成的損壞，而其投保額將不少於根據綜合保險(如租賃貨品爲車輛)，或其他的商業全風險保險規定而於資料詳情的租賃貨品適用損失價值。

14.2 上述保險必須符合下列條件：

a) 其形式、內容、及保險商必須令本公司滿意；及

b) 註明本公司爲租賃貨品之所有人；及

保險單的正本應由本公司儲存監管。

14.3 閣下不可：

a) 作出或未能作出任何行爲，而令有關保險商可拒絕索償或減少索償金額；或

b) 未經本公司同意，改變有關保險；或

c) 未經本公司同意，執行或處理任何索償或對任何索償作出和解或妥協。

14.4 閣下必須於本公司要求時出示已投保及支付保險金之證據。

14.5 如果閣下未能提供有關閣下已根據本租賃協議投保的證據或閣下未支付應付的保險金，本公司可以（但毋須）代閣下支付該保險金，而如果由本公司支付，當本公司要求時，閣下應即時向本公司償還該保險金的

D部份 - 閣下之其他責任及義務

15.1 閣下必須應本公司要求向本公司提供關於下列各項之任何資料：

a) 閣下之財務狀況；或

b) 租賃貨品或有關保險；或

c) 如果本公司要求，有關15.1(a)及(b)的文件的正本或核證副本。

15.2 如閣下是一間公司，閣下須於每一財政年度完結後180日內向本公司提供閣下公司該年度之已審計的損益表及資產負債表之一份副本。

15.3 閣下必須符合列在資料詳情的補充條文。

16.1 閣下必須完成閣下按照本租賃協議必須作出之任何事情，而一切有關的費用須由閣下承擔。

16.2 閣下必須完成任何閣下必須按照本租賃協議（包括不限於支付租金或其他數額）而作出的事情的，不受影響：

(i) 租賃貨品有缺陷或不足；或

(ii) 租賃貨品未能符合銷售商或製造商的保證或陳述；或

(iii) 租賃貨品或其任何部份遺失、被竊、損壞或毀掉；或

(iv) 任何法律或情況的任何性質的改變，

除非任何上述情況因本公司之嚴重疏忽、欺詐或故意失責而造成則除外。

17. 閣下必須確保：

a) 閣下不會成爲無償債能力；

b) 閣下或提供保證或擔保之其他人士並無違反該項擔保；

c) 閣下準時向本公司支付根據閣下與本公司所訂之任何協議應付之任何款項，並且不作出根據閣下與本公司所訂之任何其他協議令本公司有權終止協議之任何行爲；

d) 閣下或其他人士向本公司所提供與本租賃協議或一項保證或擔保有關之資料爲正確及無誤導成份；

e) 閣下之財務狀況及任何保證或擔保提供人之財務狀況均不會惡化至本公司合理認爲閣下履行本租賃協議的能力或任何保證或擔保提供人履行保證或擔保的責任的能力受到重大及不利影響；

f) 未經本公司同意，閣下之控制權不得改變。

E部份 - 閣下可購入租賃貨品

18.1 閣下可於任何時間以下列方式終止本租賃協議及從本公司購入租賃貨品：

a) 於閣下希望購入租賃貨品之前最少十個營業日以書面通知本公司閣下打算購入租賃貨品；及

b) 支付本公司：

i) 所有未到期的分期租金款額(如列在資料詳情的浮動利息條文適用，則閣下不應向本公司支付的分期租款(此等租款將不能計算)，而須繳付一筆金額等於所有未到期的分期租金款額的未付份（此款項金額應由本公司決定）及提前解約費用的總和的款項)以及選擇購買權的價格；及

ii) 任何閣下根據本租賃協議所欠本公司的其他款項(包括任何未清付之租金分期款額，任何於付期支付之租金分期款額及直至及於該日到期之其他款項)。

18.2 當閣下已向本公司支付18.1(b)所述之款項並已作出根據本租賃協議閣下應該作出之事宜，閣下即成爲租賃貨品的所有人。

F部份 - 租賃協議結束時該做什麼？

19.1 在本租賃協議期限完結時，閣下必須按本租賃協議18之規定向本公司繳交選擇購買權的價格及閣下欠本公司的所有其他款額買下租賃貨品或退還租賃貨品。

19.2 如果閣下退還租賃貨品，閣下必須在本租賃協議期限最後一天：

a) 將租賃貨品保持運作及保養狀況良好，並將其交還本公司指定的地方；及

b) 按本租賃協議向本公司繳交閣下所欠之所有其他款項。

G部份 - 如果閣下拒絕執行本租賃協議，後果如何？

20.1 如發生下列情況，本公司可即時解除本租賃協議：

a) 閣下不能按本租賃協議要求準時繳交任何到期之款額；或

b) 閣下不能完成閣下根據14項所須完成的事宜；或

c) 閣下放棄租賃貨品(包括在本租賃協議的期限完結前打算未經本公司書面同意將貨品退還本公司)；或

d) 按照本公司的合理看法，閣下之行動顯示閣下無意再受本租賃協議之約束；或

e) 本公司相信閣下或其他人士在有關本租賃協議或保證或擔保的事項上有欺詐行爲；或

f) 閣下或任何保證或擔保提供人沒有遵從本租賃協議或保證或擔保的條款或條文；或

g) 閣下沒有遵從任何其他閣下與本公司訂立的租賃／租購協議之任何條款或條文；或

h) 本租賃協議或保證或擔保項下所明示或默示之任何陳述或保證被證明其有嚴重錯誤，或者，如在任何時間重複，會被證明其於該時候有嚴重錯誤；或

i) 閣下不能履行17所述的責任；或

j) 閣下違反閣下與本公司訂立之任何其他協議的任何重要條款；或

k) 本公司合理認爲閣下及/或任何保證或擔保提供人個別之財務狀況或管理或一般業務運作上出現重大不利轉變，或閣下及/或任何保證或擔保提供人之擁有權結構有所改變；或

l) 本公司擁有租賃貨品或其任何部份的權利於任何法律程序受到挑戰；或

m) 任何對閣下及／或任何保證或擔保提供人之判決未予履行超過七天或任何閣下或保證或擔保提供人的財產受到扣押或強取或執行或受到類似威脅；或

n) 閣下或任何保證或擔保提供人未能於欠款到期起七天內向閣下或他們的債權人清償有關欠款；或

o) 有法定要求或破產呈請或清盤呈請向閣下或任何保證或擔保提供人提出。

20.2 在無須通知閣下的情況下，本租賃協議自動即時終止：

a) 如果閣下及/或任何保證或擔保提供人停止向債權人付款或者無力償還到期債項或與閣下的或他們的債權人達成任何債務和解或其他協議或者發生任何破產行爲；或

b) 如果閣下或任何保證或擔保提供人精神錯亂或去世，或有管轄權的法院或其他合適的機構發出命令或閣下及/或任何保證或擔保提供人發表聲明或通過決議進行破產或清盤，或對閣下或任何保證或擔保提供人的全部或大部份資產委任清盤人，破產接管人或受託人；或

c) 如果保管或存放租賃貨品之樓宇的房東，業主或抵押人採取或威脅採取任何措施扣押租賃貨品或對租賃貨品行使任何其他權利或申索權。

20.3 按20.1或20.2終止本租賃協議後，閣下須立即：

a) 將租賃貨品交還本公司指定的地方及承擔有關的費用，並將租賃貨品保持運作及維修狀況良好；及

b) 將與租賃貨品有關的任何登記證以及經簽署及留空待填的該等轉讓文件交給本公司；及

c) 向本公司繳交所有未到期之分期租金款額（如資料詳情中的浮動利息條文適用，閣下應支付本公司相等於未到期的分期租款的未付本金部份（此款項的金額由本公司決定）而不是未到期的分期租款（此等租款將不能計算的）），任何於本公司向閣下發出該通知書當日到期的租金分期款額，提前解約費用，於該日和在該日到期的其他款項（包括但不限於分期租款的逾期利息，本公司根據下列21合理地招致的費用及支出，及本公司根據彌償基準強制執行本租賃協議合理地引致的法律費用及支出）；及

d) 償還及支付給本公司關於本租賃協議本公司曾支付給介紹閣下予本公司或介紹本公司予閣下之任何經紀、代理、經銷商或其他人士的一切佣金、費用或其他酬金之總額。

20.4 本租賃協議按20.1或20.2終止後，本公司可立即收回租賃貨品(爲此目的閣下明確及不可撤銷地授權本公司進入放置或本公司相信放置租賃貨品之任何場地或建築物)，倘若閣下當時仍管有租賃貨品，則該項管有屬未經本公司同意。

H部份 - 交還租賃貨品後，結果如何？

21.1 於租賃貨品按19.2或20.3規定交還本公司過後，本公司可以（但並非必須）運用獨有酌情權：

a) 將租賃貨品公開拍賣或經私人協議或任何本公司認爲適當的其他方法以可合理地獲得的最佳價錢出售，而本公司對租賃貨品狀況或適用性或本公司對租賃貨品的所有權無須作出任何保證；或

b) 試圖將租賃貨品再出租；或

c) 聘請一名處理同類財產之專業人士評估租賃貨品之目前市值。

21.2 本公司可將租賃貨品連同其附帶的登記名牌一起出售，閣下不得因本公司這一做法而向本公司提出任何索償（即使該等登記名牌爲不可轉讓）。

21.3 閣下同意本公司無須承擔任何有關本公司收回任何附連在租賃貨品的物品及財產的索償。

21.4 閣下進一步同意本公司無須承擔因根據20.1，20.2或26.2或以其他方式收回租賃貨品而引致或於收回期間任何程式，軟件及／或資料的損壞或遺失的賠償，惟該損壞或遺失並不是因爲本公司的欺詐，嚴重疏忽或故意失責而造成。

I部份 - 閣下訂立本租賃協議時所承認的事項

關於租賃協議

22. 閣下陳述、承認及同意：

a) （如果閣下是一間公司）閣下是根據閣下註冊成立的管轄區之法律有效存續的法律實體，並擁有完全的能力及法定權力以擁有閣下的財產及資產，擁有充份的能力及權力以締結及履行閣下於本租賃協議下的義務，並完成本租賃協議所預料的交易及擁有適當資格在各管轄地區內營業，而沒有適當資格會重大影響閣下的業務及運作；

b) 閣下已採取所有必須的行動令到閣下執行、交付及履行本租賃協議並完成本租賃協議所預料的交易已獲正式授權；及

c) 閣下執行、交付及履行本租賃協議及完成本租賃協議所預料的交易，並不：

(i) 需要任何對閣下或任何其他人有管轄權的政府，財政、外匯管理或監管組織或機構的同意或批准，或不需要向其發出通知，或申請批核註冊，或採取任何其他行動；及

(ii) 違反任何法律或法規或對閣下有約束力的命令或閣下的組建文件或構成於任何其他對閣下有約束力的協議項下的失責或導致任何擔保權益產生於閣下的財產；及

d) 本租賃協議對閣下構成合法、有效及有約束力的義務而可根據本租賃協議條款強制執行，但須受衡平法原則及破產清盤法。

e) 閣下沒有依靠本公司之技術或判斷而決定簽訂本租賃協議及任何有關文件；及

f) 倘若資料詳情所述有關租賃貨品的詳情不正確或有改變，本公司有權更改有關詳情，本公司亦有權填寫本租賃協議及其他有關租賃貨品的文件之空白處，本公司將在作出有關更改後切實可行的範圍內盡快通知閣下；及

g) 閣下不是以任何信託或授產安排之受託人身份簽訂本租賃協議，除非閣下已另行通知本公司；及

h) 本公司可將閣下與本公司簽訂的任何協議的詳情向任何授信機關或機構，銀行，信用卡公司或提供金融服務的單位披露，並同意該些單位在其業務過程中可以使用該等資料。

關於租賃貨品

23. 閣下承認：

a) 僅閣下本人在接受租賃貨品前負責檢查租賃貨品並使閣下本人對租賃貨品表示滿意，包括：

i) 租賃貨品與其描述相符；及

ii) 租賃貨品之狀況，適用性及閣下用途之適合程度；及

iii) 製造商，經銷商或供應商的保證書或擔保書及專利享有權之有效性；及

b) 本公司沒有對租賃貨品的年份或狀況或質量或可商售品質，其適用性或閣下用途之適合程度或其安全作出任何陳述，保證或承諾及本公司無須對任何本公司有關租賃貨品的陳述，保證或承諾負責；及

c) 閣下須隨時負責和維持法例規定的有關租賃貨品及其用途的一切牌照及註冊登記；及

d) 本租賃協議並無通過經銷商或供應商而訂立的，亦無其任何僱員擔任本公司之代理人，本公司無須對任何人士所作之陳述，保證或承諾承擔責任。

關於法定保證及條款

24. 閣下承認：

a) 在法例允許的最大程度下，除本租賃協議的條款，條件和保證外，所有明示及默示條款，條件和保證……

Part J - Other requirements

OUR RIGHT TO ACT

26.1 We may do anything which should have been done by you under this lease agreement or, if you have done that, if we consider you have not done it properly.

26.2 If you do not return the goods when you are required to under this lease agreement, we may enter the place where the goods are and take possession of the goods.

26.3 If you fail to pay any sum due to us under this lease agreement, we may appoint a debt collection agency to collect it. You shall indemnify us against all fees and expenses reasonably and properly incurred by us, including legal fees and debt collection agents' fees, in connection with demanding, collecting or suing to recover any sum payable by you or other remedies resulting from any breach under this lease agreement or any other agreement with us.

HOW WE MAY EXERCISE OUR RIGHTS

27.1 We may exercise a right, remedy or power or give or refuse our consent in any way we consider appropriate including by imposing conditions.

27.2 If we do not exercise a right, remedy or power at any time, we can still exercise it later.

27.3 We are not liable for any loss caused by the exercise or attempted exercise of, failure to exercise, or delay in exercising, a right, remedy or power, except where the same result from our gross negligence, fraud or wilful default.

27.4 Our rights, remedies and powers under this lease agreement are in addition to any other rights, remedies and powers provided by law independently of it.

27.5 Any termination under Part G does not affect any other right or remedy we have for amounts due to us which remain unpaid.

27.6 Our rights and remedies may be exercised by any of our directors, any of our employees whose job title includes the word "manager" or any other person we authorise.

27.7 If you have entered into any other lease agreement(s) and/or other agreements (other than this lease agreement) with us, any breach of any such agreement(s) entitling us to terminate such agreement(s) shall be construed as an equivalent breach of this lease agreement, and upon the occurrence of such a breach, we shall, in addition to any other rights or remedies which we may have hereunder or thereunder, be entitled to offset any amounts you owe us under this lease agreement against any amounts we owe you under any other such agreement(s) or vice versa.

OUR CERTIFICATES

28.1 We may give you a certificate regarding any matter concerning this lease agreement including :
a) the applicable interest rate for floating rate payments; or
b) the rate of interest under 11.2; or
c) any amount payable by you to us; or
d) how rent instalments shall be applied towards notional principal and interest as specified in 8.4 above.

28.2 The certificate is sufficient evidence of the accuracy of its contents, unless it is proved to be false.

SETTING OFF MONEY OWED TO YOU

29.1 We may set-off any money we owe you on any account against any amount you owe to us under this lease agreement.

29.2 You agree that, in addition to any general lien or similar right to which we may have under the law, we may at any time combine or consolidate all or any of your accounts with and liabilities due owing or incurred to us and set off or transfer any sum or sums standing to the credit of any one or more of such accounts in or towards satisfaction of any of your said liabilities on any account or under or pursuant to any agreement or undertaking or in any other respect whatsoever, whether such liabilities be actual or contingent, primary or collateral or several or joint. You further agree that, in so far as any of your said liabilities are contingent or future, our liability to you to make payment of any sum or sums standing to the credit of any of your accounts shall to the extent necessary to cover such liabilities be suspended until the contingency or future event happens. We shall notify you as soon as practicable after exercising any such right.

29.3 We may apply any amount received from you and/or the guarantor or security provider (if any) whether under this lease agreement or otherwise, towards satisfaction of such sums as are payable by you and/or the guarantor or security provider (if any) under this lease agreement or other agreements or arrangements between you and us in such manner as we may in our absolute discretion determine.

NOTICES AND OTHER COMMUNICATIONS

30.1 Notices, certificates, consents and other communications in connection with this lease agreement must be in writing.

30.2 They must be :
a) left at the address stated in this lease agreement or otherwise last notified; or
b) sent by prepaid post to the address stated in this lease agreement or otherwise last notified; or
c) sent by facsimile to the facsimile number stated in this lease agreement or otherwise last notified; or
d) given personally (if they are for us, to one of our employees at the branch where you arrange this lease agreement); or
e) given in any other way permitted by this lease agreement or by law.

30.3 If they are sent by post, they are taken to be received on the second business day after posting.

30.4 If they are sent by facsimile, they are taken to be received on production of a transmission report by the transmitting machine which indicates that the whole facsimile was sent.

30.5 They take effect from the time they are received unless another time is specified in them.

30.6 Without prejudice to the above, we may in our discretion (but are not obliged to) accept and rely on requests or instructions made or given by you through telephone, subject to the following:
(i) you shall provide such information as we may in our absolute discretion require for identification purposes;
(ii) all requests or instructions, once given, shall, subject to our absolute right of rejection or refusal to accept, be irrevocable and conclusively binding on you irrespective of whether or not such requests or instructions are given by you or by any other person on your behalf, whether authorized or unauthorized;
(iii) all requests or instructions made shall be deemed to be made or given on and subject to such terms and conditions as we may from time to time adopt in respect of telephone requests or instructions, including, without limitation, your duty to indemnify us in full against all and any losses, damages, costs and/or expenses which we may reasonably incur or sustain as a result of such requests or instructions or otherwise in connection therewith.

VARIATION

31. A term of this lease agreement, or a right created under it, may not be waived or varied except in writing, signed by the party or parties to be bound.

JOINT AND SEVERAL LIABILITY

32.1 If the lessee consist of two or more persons, all such persons shall be jointly and severally liable for the due performance and observance of all the terms and conditions contained in this lease agreement and neither the release of nor granting of time or any other indulgence to any one of such persons shall release or discharge the other or others of such persons from his or their obligations under this lease agreement, neither shall bankruptcy, insolvency, winding-up or death of one or more of such persons discharge the other or others.

32.2 If the lessee is a firm or otherwise consists of more than one person, your liability under this lease agreement shall be deemed to be the joint and several liability of the partners in the firm or of such persons as aforesaid.

BUSINESS DAYS

33. If a date for payment of money under this lease agreement is not a business day, the money must be paid on the preceding business day.

APPLICABLE LAW

34.1 This lease agreement is governed by the laws of Hong Kong.

34.2 You submit to the non-exclusive jurisdiction of the courts of Hong Kong.

34.3 If a process agent has been specified, service of any legal process on the process agent shall constitute service on you.

34.4 If the whole or any part of a clause of this lease agreement is void, unenforceable or illegal, it is severed, and the remainder of this lease agreement shall have full force and effect, subject to the requirement that the severance will not alter the basic nature of this lease agreement or will not be contrary to public policy.

34.5 This lease agreement is written in English and accompanied by its Chinese translation. The Chinese translation is for reference purposes and only the English version is intended to have legal effect.

34.6 Time shall be of the essence of this lease agreement.

DISCLOSURE OF CREDIT REFERENCE

35.1 Without limitation to the provision of 1.3 above, you agree that we may disclose any information relating to all or any transactions or dealings between you and us to any credit reference bureau/agency, bank, credit card company, deposit taking company, debt collection agency or person or entity providing credit facilities or otherwise engaged in the provision of financial services and you further agree that any such credit reference bureau/agency, bank, credit card company, deposit taking company, debt collection agency or person or entity providing credit facilities or otherwise engaged in the provision of financial services may utilize such information in the course of its business.

35.2 You agree that if you repudiate this lease agreement under 20.1(a) we may disclose details of this lease agreement and any other agreement between you and us (including but not limited to all information relating to your account with us) to any credit reference bureau (including but not limited to TransUnion Information Services Limited and Dun & Bradstreet (HK) Ltd.) or agency or any entity which provides for checking of credit information and / or debts recovery services (collectively "CRAs").

35.3 If you are a company, you agree that, notwithstanding other agreement between you and us, the CRAs may retain the above details disclosed to them if you fail to pay any money under this lease agreement for a period of over 60 days, you may only revoke your agreement mentioned above after the expiry of 5 years from the date of final settlement of all sums due under this lease agreement.

35.4 You also agree that the CRAs may use the details for the purpose of their ordinary business. You are responsible for all costs and expenses which may be incurred by us in connection with any engagement we may have with the CRAs from time to time.

APPOINTMENT OF PROCESS AGENT

36. You hereby appoint the person named in the Details to be your agent to accept on your behalf service of process issued by us in relation to this lease agreement. If any action in relation to this lease agreement is commenced, you agree that the process by which such action is commenced shall be sufficiently served on you and shall be deemed to have been so served, if addressed to such process agent and left at or sent by post to the address of such process agent set out in the Details or to the registered office of such process agent.

Part K - Personal Data (Privacy) Ordinance

37. Our policies and practices in relation to personal data and the Personal Data (Privacy) Ordinance are set out in the loose-leaf attached to this lease agreement and are otherwise available on request in writing to our Data Protection Officer at 30/F, United Centre, 95 Queensway, Hong Kong. The said policies and practices form an integral part of this lease agreement and shall be deemed incorporated into this lease agreement accordingly.

Part L - Meaning of words

business day means any day (other than a Saturday or a Sunday or a public holiday) on which banks are open for business in Hong Kong.

best lending rate means the best lending rate for Hong Kong dollars / Yen / United States dollars quoted by us from time to time or such other rate as we may deem appropriate.

commencement date means the commencement date specified in the Details.

control includes the possession of power, directly or indirectly, whether or not having the force of law, to control the members of your board of directors or otherwise directly or indirectly control the direction of your management and policies.

costs includes charges and expenses, and costs, charges and expenses in connection with legal and other advisers.

Details means the schedule attached to these terms and conditions setting out the details of this lease arrangement.

early termination fee means:
if the floating rate provisions in the Details are applicable, the aggregate of:
(a) a handling fee of HK$2,000; and
(b) (i) two months interest on the unpaid principal element of all rent instalments which are still to fall due (if such termination takes place before the date of the 18th rent instalment) or (ii) one month interest on the unpaid principal element of all rent instalments which are still to fall due (if such termination takes place after the date of the 18th rent instalment);
if the floating rate provisions in the Details are not applicable:
(a) a handling fee in an amount equal to one percent (1%) of the remaining rent instalments which are still to fall due under this lease agreement or HK$2,000, whichever is higher; and
(b) 35% of the relevant amount (if such termination takes place before the date of the 18th rent instalment); 25% of the relevant amount (if such termination takes place during the period between the date of the 19th rent instalment and the date of the 36th rent instalment); 15% of the relevant amount (if such termination takes place after the date of the 36th rent instalment), for the purpose of this clause, "relevant amount" shall mean the interest element of all remaining rent instalments which are still to fall due under this lease agreement (as determined by us) calculated on the basis of the formula known as "Rule 78".

goods means the goods described in Details and includes all accessories attached to them and all replacements of them.

HIBOR means the higher of the Hong Kong Inter-Bank Offer Rates for Hong Kong dollars quoted by The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Mizuho Corporate Bank, Ltd. on the first day of each relevant Calculation Period at or around 11:00 a.m. Hong Kong time as shown on Telerate Monitor Screen 9895-9897 for such calculation period with respect to any relevant sum or such other rate we deem appropriate.

Hong Kong means the Hong Kong Special Administrative Region of the People's Republic of China excluding, for the purposes of this lease agreement, the Special Administrative Region of Macau and Taiwan.

including when introducing a list of items, does not limit the meaning of the words to those items or to items of a similar kind.

insolvent means insolvent or insolvent under administration, in receivership, in receivership and management, in liquidation, in provisional liquidation, under administration, wound up, subject to any arrangement, assignment or composition or protected from any creditors under any statute or dissolved (other than to carry out a reconstruction while solvent).

interest period means the period agreed or determined in accordance with 8.3, the first interest period will commence on the commencement date and each subsequent interest period will commence on the day immediately following the expiry of the previous interest period.

LIBOR means, in respect of any relevant sum for any relevant Calculation Period, the higher of the London Interbank Offer Rates for United States dollars or Japanese Yen (as the case may be) quoted by The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Mizuho Corporate Bank, Ltd. at or around 11 a.m. (London time) on the second business day (which shall be a day on which banks in London are generally open for business) before the first day of such relevant Calculation Period, as shown on Telerate Monitor Screen 3751 (for US$ rate quoted by The Bank of Tokyo-Mitsubishi UFJ, Ltd.), 3755 (for Yen rate quoted by The Bank of Tokyo-Mitsubishi UFJ, Ltd.) and 3013 (for US$ and Yen rates quoted by Mizuho Corporate Bank, Ltd.) with respect to the relevant sum for such period or such other rate we deem appropriate.

option price means the option price stated in the Details.

payable in relation to an amount means an amount which is currently payable or will or may be payable in the future.

person includes an individual, a firm, a partnership, a committee, an incorporated body and an unincorporated body.

schedules means the schedules attached to this lease agreement.

26.3 假如閣下未能支付在本租賃協議下任何欠下本公司的款項，本公司可委託收數代理追收。閣下應賠償本公司就索求、追收或起訴追討閣下應付的任何款項或因違反任何本租賃協議或與本公司訂立的任何其他協議而引致的其他補救方法而合理及適當地產生的所有費用及支出，包括法律費用及收數代理費用。

本公司如何行使權利

27.1 本公司可以本公司認爲恰當的任何方式，包括以附加條件的方式，行使權利、補救方法或權力或給予或拒絕給予同意。

27.2 倘若本公司在任何時候沒有行使權利、補救方法或權力，本公司仍可在將來行使該等權利、補救方法或權力。

27.3 本公司對因行使或意圖行使、未能行使或延誤行使權利、補救方法或權力而引起的任何損失概不負責，除非本公司的嚴重疏忽、欺詐或故意失責而引致則除外。

27.4 本公司在本租賃協議項下之權利、補救方法及權力是附加於本租賃協議以外由法例賦予的任何其他權利、補救方法及權力。

27.5 G部份項下的任何終止均不得影響本公司對尚未支付給本公司之欠款額之任何其他權利或補救方法。

27.6 本公司之權利及補救方法可由本公司任何一名董事、任何一名其職銜含有「經理」一詞之僱員或由本公司授權的任何其他人士行使。

27.7 如果閣下與本公司訂立任何其他租賃協議及／或其他協議（除本租賃協議外），任何違反該等協議而給予本公司解除該等協議將會構成違反本租賃協議，而當該違反行爲發生時，除任何其他本公司根據本租賃協議或其他協議可能擁有的權利或補救方法之外，本公司將會把閣下在本租賃協議欠本公司的款項與任何本公司在任何其他該等協議欠閣下的款項作抵銷或反之亦然。

本公司之證明書

28.1 本公司可在有關本租賃協議的任何事項發給閣下證明書，包括：
a) 浮動利息付款之適用息率；或
b) 11.2項下之利率；或
c) 閣下應繳付予本公司的任何款額；或
d) 如何按照上文8.4將分期租款引用於假定本金及利息。

28.2 除非被證實爲虛假，證明書是證明其內容準確之充分證據。

抵銷欠閣下之款額

29.1 本公司可以本公司於任何帳戶欠閣下之款項抵銷閣下於本租賃協議項下欠本公司的任何款項。

29.2 閣下同意，除任何本公司在法律下可能擁有的任何一般性留置權或類似的權利之外，本公司可在任何時候組合或聯合所有或任何閣下的帳戶及已到期或拖欠本公司的債務並抵消或轉撥任何一個或多個該等帳戶貸方的款項以履行任何閣下的帳戶或根據或依據任何協議或承諾或任何方面的債務，無論該等債務是實際或或然的，主要或附屬或個別或共用的。閣下進一步同意，凡任何閣下的債務是或然或未來的，本公司對閣下支付任何數額或任何帳戶的存款款項的責任，將以必須足夠支付該債務爲限暫停，直至該或然事件或未來事情發生爲止。當本公司行使任何該等權利後，本公司將在其切實可行的範圍內盡快通知閣下。

29.3 本公司享有絕對酌情權決定利用從任何由閣下及／或保證或擔保提供人（如有的話）收到的款項，無論根據本租賃協議或其他協議，以支付閣下及／或保證或擔保從提供人（如有的話）根據本租賃協議或其他協議或本公司與閣下的安排而應支付的款項。

通知及其他信函

30.1 與本租賃協議有關的通知、證明書、同意及其他信函須用書面形式。

30.2 通知及其他信函必須：
a) 送達至在本租賃協議列明的或最近一次以其他方式通知的地址；或
b) 以預付郵資郵件寄往本租賃協議列明的或最近一次以其他方式通知的地址；或
c) 以本租賃協議列明的或最近一次以其他方式通知的傳真號碼用傳真發送；或
d) 親自送遞(如果送遞給本公司，可送遞給閣下辦理本租賃協議的本公司之分公司的其中一名僱員)；或
e) 以本租賃協議或法例允許的任何其他方式遞送。

30.3 如用郵遞，在投郵後的第二個營業日被視爲收到郵件。

30.4 如用傳真發送，以傳真機出現傳送記錄報告表明全部資料傳送完畢時即被視爲收到。

30.5 通知及其他信函於收到之時生效，除非內文規定其他生效時間。

30.6 在不影響上述的情況下，本公司有權酌情決定（但並非必須）同意及依賴閣下經電話提出的要求或所作的指示，但受以下的規限：
(i) 閣下將提供本公司酌情決定需要的有關身份證明資料；
(ii) 所有要求或指示一但提供，將會規限於本公司絕對拒絕或拒絕同意的權力，不得撤回及確定地約束閣下，不論該要求或指示是閣下或任何其他人士代表閣下提出，無論該人士是否已獲得閣下的授權；
(iii) 所有要求或指示將會被當作規限於本公司可能不時指定有關電話要求或指示的條款或條件，包括而不限於，閣下對本公司因該要求或指示或另外有關的而合理地引致或蒙受的所有及任何損失、損壞、費用及／或支出作出全數賠償。

更改

31. 本租賃協議的每一條款或本租賃協議項下訂立的權利，不得予以寬免或更改，但受約束一方或諸方書面簽署者除外。

共同及各別的法律責任

32.1 如果承租人是兩個或以上，所有該等人士將會共同及個別地承擔因履行及遵守所有本租賃協議內的條款及條件的法律責任，而對任何一位該人士的解除或給予時間或其他形式的放縱將不會解除或釋放另外一位或其他人士根據本租賃協議的責任，無論一位或以上該人士破產、無力償債、清盤或死亡都不會釋放另外其他人士。

32.2 如果承租人是商號或是由多過一個人組成的，閣下在本租賃協議項下的債項將會被當作與商號的合夥人或該上述人士共同及個別承擔的法律責任。

營業日

33. 倘若本租賃協議項下之付款日期並非營業日，該款項須在其前一個營業日支付。

適用法律

34.1 本租賃協議受香港之法律管轄。

34.2 閣下須服從香港法院的非專屬司法管轄權。

34.3 如有指定接收令狀代理人，向接收令狀代理人所送達的任何法律程序文件，則視爲向閣下送達。

34.4 倘若本租賃協議某一條款的全部或任何部份無效、不能強制執行或不合法，則該條款須予分離而本租賃協議的其餘部份則仍具充分效力並生效，但條件是該分離不會改變本租賃協議的基本性質或違反公共政策。

34.5 本租賃協議是以英文書寫及附有其中文翻譯，中文翻譯是作參考用途，只有英文版本是具有法律效力。

34.6 時間將會是本租賃協議的要素。

信貸評估披露

35.1 在不限制上述1.3條款的情況下，閣下同意本公司可披露任何有關閣下與本公司所有或任何交易或往還的資料予任何信貸評估機關／機構、銀行、信用卡公司、接受存款公司、收取債項機構或人士或提供信貸服務或從事提供其他財務服務的實體，閣下並一步同意任何該信貸評估機關／機構、銀行、信用卡公司、接受存款公司、收取債項機構或人士或提供信貸服務或從事提供其他財務服務的實體可在其業務運作中應用該等資料。

35.2 閣下同意如閣下按20.1(a)項拒絕執行本租賃協議，本公司可將本租賃協議及閣下與本公司簽訂之任何其他協議之詳情（其中包括但不限於閣下所有與本公司之賬戶有關之資料），向任何資訊調查局 (包括但不限於環聯資訊有限公司及美國鄧白氏商業資料(香港)有限公司)或代理或提供信用資料查詢服務及/或債務追討服務之單位(合稱"信用諮詢機構")披露。

35.3 如果閣下是一間公司，閣下謹此承認並同意，儘管閣下與本公司之間有其他協議，倘若閣下在本租賃協議下之賬戶逾期欠款超過60天，信用諮詢機構可保存上述之資料。閣下只可於此租賃協議下之逾期欠款獲最後全數清還之日起計五年屆滿後，撤銷上述之授權，及向信用諮詢機構要求銷毀或歸還此等資料。

35.4 閣下同意，信用諮詢機構可就其一般業務使用該等向其披露之資料。閣下亦須承擔有關本公司不時聘用之信用諮詢機構所招致之一切開支及費用。

法律程序文件接收代理的聘任

36. 閣下特此聘任列明在資料詳情內的人爲其代理，代表閣下接收本公司發出與本租賃協議有關的法律程序文件。如果有人提出與本租賃協議有關的任何訴訟，閣下同意提出上述訴訟的法律程序文件，如以該接收代理爲收件人並留在或郵寄至列明於資料詳情內該接收代理的地址或該代理的註冊辦事處，則被視爲已送達至閣下。

K部份 - 個人資料(私隱權)條例

37. 本公司有關個人資料(私隱權)條例的政策及處理辦法是列明於本租賃協議的一活頁附件內，該等政策及處理辦法亦可透過書面形式向位於香港金鐘道九十五號統一中心三十樓的資料保護專員索取。此等政策及處理辦法是本租賃協議之組成部份，並須因此被視爲納入本租賃協議內。

L部份 - 文字的意義

營業日 指在香港的銀行營業的任何一天(星期六或星期日或公眾假期除外)。

最優惠利率 指本公司不時釐定的港元/日元/美元貸款最優惠利率或本公司認爲適當的其他利率。

開始日期 指資料詳情所指定的開始日期。

控制 包括直接或間接擁有無論是否具有法律效力之權力以控制閣下董事會成員或在其他方面直接或間接控制閣下之管理及政策的方向。

費用 包括收費及支出以及與法律及其他顧問有關的費用，收費及支出。

資料詳情 指附註於本條款及條件而列出本租賃協議的詳情的附錄。

提前解約費用 指：
如果在資料詳情內的浮動利息條文適用，以下各項的總和：
(a) HK$2,000手續費；及
(b) (i) 所有未到期分期租款未付的本金部份的兩個月利息（如果該解約在第十八期分期租款的日期前發生）或
(ii) 所有未到期分期租款未付的本金部份的一個月利息（如果該解約在第十八期分期租款的日期後發生）
如果在資料詳情的浮動利息條文不適用：
(a) 手續費相等於剩餘應付但未到期的分期租款的百分之一（1%）或HK$2,000，以較高者爲準；及
(b) 有關數額的35%（如果該解約在第十八期分期租款的日期前發生）；有關數額的25%（如果該解約在第十九期與第三十六期分期租款的日期之內發生）；有關數額的15%（如果該解約在第三十六期分期租款的日期後發生），爲此條款，"有關數額"是指爲所有剩餘應付但未到期的分期租款（此金額由本公司決定）以"Rule 78"的方程式爲基準計算出來的利息部份。

租賃貨品 指資料詳情內所描述之貨品以及包括附於租賃貨品之所有附件及其替換件。

同業拆息率 指在每個有關計算期的第一日在或大約香港時間11時顯示於Telerate Monitor Screen 9895-9897就該有關計算期的有關數額的三菱東京UFJ銀行及Mizuho Corporate Bank, Ltd. 報價的港元香港銀行同業拆息率的較高者及其他本公司認爲適當的利率。

香港 指中華人民共和國香港特別行政區，就本租賃協議而言，不包括澳門特別行政區及台灣。

包括 在列舉一連串項目時，「包括」不得將文字意義局限於該些項目或類似性質的項目。

無償債能力的 在任何協定、轉讓或債務和解或按法規免受債權人追討或解散的規限下，指無償債能力的，或無償債能力及被管理，財產被接管，財產被接管及管理、被清算，被臨時清算、被破產管理、結業時之無償債務力的(不包括非在無償債能力期間進行重整)。

息期 指根據8.3而定或確定的期限，第一個息期由開始日期開始，其後每個息期由上一個息期完結後翌日開始。

倫敦同業拆息率 指就任何有關計算期的有關數額，由三菱東京UFJ銀行及 Mizuho Corporate Bank, Ltd. 就美元或日元(如適用)，於有關期間開始前的兩個工作天（該工作天必須爲倫敦銀行營業日）的早上11:00時或左右（倫敦時間）顯示於 Telerate Monitor Screen 3751（三菱東京UFJ銀行就美元的報價），3755（三菱東京UFJ銀行就日元的報價）及 3013（Mizuho Corporate Bank, Ltd. 就美元及日元的報價）的報價，以兩者的較高價爲準及其他本公司認爲適當的利率。

選擇購買權之價格 指資料詳情內所述之選擇購買權之價格。

應支付的 與款項有關時指目前應支付或將來需要繳付或可能需要繳付的款額。

人士 包括個人，商號，全體合夥人，委員會，公司組織或非公司組織。

附錄 指附註於本租賃協議的附錄。

期限 指資料詳情所指定的期間。

本公司 指歐力士(亞洲)有限公司及其繼任人和受讓人。

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